Exhibit 99.1

Southern First Bancshares, Inc. Art Seaver – Chief Executive Officer Justin Strickland – President Mike Dowling – Chief Financial Officer Q1 2015 Investor Presentation

Forward Looking Statements
During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses and other factors) that may cause Southern First’s actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First’s operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

•Overview:

–Headquartered in Greenville, South Carolina

>–15 year old bank

>–9 offices in the three largest metropolitan SC markets

•Financial snapshot (as of year end 2014)

–Total assets: $1 billion

–ROAA: .69% (LTM ending 12/31/14)

–ROAE: 8.92%

–NPA’s: .97%

–TCE: 8.06%

–Total risk-based capital: 12.51%

•Capital ratios reflect $18.4 million capital offering completed in Q4 2014

Southern First Bank Markets / Footprint

Greenville (opened 2000) – 4 offices

Columbia (opened 2007) – 3 offices

Charleston (opened 2012) – 2 offices

Southern First Bancshares - SFST Market Valuation

•SFST – $105 million market capitalization

•$16.90 current price (3/2/15)

–126% TBV / 15 x LTM EPS

•15.2% insider ownership (fully diluted

•3 year price performance:

SFST

Investment Profile Growth – organic strength in each market

Performance – earnings momentum Model – technology / efficient structure

Markets – 3 largest SC markets Leadership – performance driven

Growth / Performance

2014 financial highlights:

•Net income (Q4 ‘14) increased 42% to $1.8 million

–$.30 per diluted share

•Loans increased 19% to $871 million

•Core deposits increased 21% to $585 million

•Top line revenue (Q4 ‘14) increased 22% to $10.6 million

–Net interest income plus noninterest income

•Book value increased to $13.34 per share

•NPA’s = .97%

•Net charge-offs of .33% YTD annualized

Growth / Performance

Earnings momentum

Growth / Performance Core deposits and loans

Growth / Performance Strong growth in top line revenue

•Q4 2104 total revenue increased 22% from Q4 2013

•Q4 2104 noninterest income increased 76% from Q4 2

* Net interest income plus noninterest income

Model Relationship / Technology / Efficiency

•Talented and experienced local bankers

–Relationship teams drive growth and service

•Distinctive client experience

–Technology enhances the relationship

•Efficient structure – only 9 offices

>–Efficiency ratio was 64% at year end 2014

Markets – 3 largest in SC Strong organic growth in deposits and loans

Greenville $9 billion deposit market Columbia – (2 counties)

$15 billion deposit market Charleston $8 billion deposit market

Leadership Team:

•Extensive experience as relationship bankers

•Significant market knowledge and reputation

–Art Seaver – Greenville

–Justin Strickland – Columbia

–Len Howell - Charleston

•Focused on performance and building value

•Building a unique culture – attracting talent

Balance Sheet Composition Diversified lending / focus on core deposits

Q4 2014 Capital Raise $18.4 million in net proceeds

Existing and new institutional owners

• Redeemed remaining $11.4 million preferred stock

• TCE = 8.06% Total risk based capital = 12.51%

• >Provides capital for continued organic growth

Southern First Bancshares Growing shareholder value Growth – organic strength in each market

Performance – earnings momentum

Model – technology / efficient structure

Markets – 3 largest SC markets Leadership – performance driven